Exhibit 10.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND

FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT

Dated as of April 6, 2007

This FIRST AMENDMENT (this “Amendment”) is entered into among HUGHES NETWORK SYSTEMS, LLC, a Delaware limited liability company (the “Borrower”), and BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

1. Reference is made to the Credit Agreement, dated as of April 22, 2005, as amended and restated as of June 27, 2005 and as further amended and restated as of April 13, 2006 (as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, Morgan Stanley Senior Funding, Inc., as syndication agent (“MSSF”), Bear, Stearns & Co. Inc. and MSSF, as joint lead arrangers and joint book managers, and the Administrative Agent. Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2. Reference is made to the First Lien Guarantee and Collateral Agreement, dated as of April 22, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among the Borrower, each Subsidiary of the Borrower identified therein as a party and the Administrative Agent.

3. The Borrower has requested that the Credit Agreement and the Guarantee and Collateral Agreement be amended as herein set forth.

4. The Required Lenders are willing to consent to such amendment request on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Credit Agreement and Guarantee and Collateral Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Loan Document Obligations” shall have the meaning assigned to such term in the Security Documents.

“Specified Swap Agreement” shall mean each Swap Agreement entered into by the Borrower and the Swap Provider. The obligations under the Specified Swap Agreement shall constitute “Obligations” for purposes of any Security Document.

“Swap Agreement Obligations” shall mean all obligations owing to the applicable Swap Provider pursuant to the terms of any Specified Swap Agreement.

“Swap Provider” shall mean, with respect to the Specified Swap Agreement, any counterparty thereto that, at the time such Specified Swap Agreement was entered into, was a Lender, an Affiliate of Lender, an Agent or an Affiliate of Agent; provided that, in the event a counterparty to a Specified Swap Agreement at the time such Specified Swap Agreement was entered into was a Swap Provider, such counterparty shall constitute a Swap Provider hereunder and under the Loan Documents.

(b) Section 9.08 of the Credit Agreement is hereby amended (i) by inserting the following words at the end of clause (b)(iv) thereof: “or amend or modify any Loan Document so as to alter the ratable treatment of the Swap Agreement Obligations and the Loan Document Obligations or the definition of “Specified Swap Agreement,” “Swap Agreement Obligations,” “Swap Provider” or “Obligations” (as defined in any Loan Document), in each case in a manner adverse to any Swap Provider with Swap Agreement Obligations then outstanding without the written consent of such Swap Provider” and (ii) by inserting the words “and each Swap Provider with Swap Agreement Obligations then outstanding” following the word “Lender” at the end of clause (b)(vi) thereof.

(c) Section 7.07 of the Guarantee and Collateral Agreement is hereby amended by inserting the following sentence at the end of such section: “The Administrative Agent shall, after the payment in full of all Loan Document Obligations (other than indemnities and other contingent Obligations not yet due and payable), exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate termination value (exclusive of expenses and similar payments but including any early termination payments due upon termination) under the Specified Swap Agreements.”

(d) Section 7.09 of the Guarantee and Collateral Agreement is hereby amended by inserting the following clause (c) at the end of such section: “(c) Notwithstanding anything else herein to the contrary, each Swap Provider hereby agrees to consent to any amendment, restatement, supplement, modification or replacement of this Agreement to permit each Pledgor to secure any of its obligations with the Collateral so long as the Swap Obligations are equally and ratably secured by the Collateral.”

(e) Section 7.15 of the Guarantee and Collateral Agreement is hereby amended by inserting the following words at the end of clause (a) thereof: “and the net termination liability under or in respect of, and other amounts due and payable under, each Specified Swap Agreement at such time shall have been paid or secured in the manner provided in such Specified Swap Agreement or by a collateral arrangement reasonably satisfactory to the relevant Swap Provider in its sole discretion.”

SECTION 2. Conditions to Effectiveness. The amendments contained in Section 1 shall not be effective unless and until each of the following conditions precedent is satisfied (the date on which such conditions are satisfied, the “First Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent and the Borrower and counterparts of the Consent appended hereto (the “Consent”) executed by the Subsidiary Loan Parties;

(b) the Administrative Agent shall have received executed counterparts of this Amendment or a signed authorization to execute this Amendment from the Required Lenders;

(c) all fees and expenses then due and payable to the Administrative Agent under the Loan Documents or relating thereto and for which an invoice has been provided shall have been paid in full in immediately available funds;

(d) each of the representations and warranties set forth in Section 3 below shall be true and correct in all material respects; and

(e) no Default or Event of Default shall have occurred and be continuing.

SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Joint Lead Arrangers, Agents and Lenders that:

(a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby) and the Guarantee and Collateral Agreement (as amended hereby). Each Subsidiary Loan Party has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Subsidiary Loan Parties of the Consent and the performance by the Borrower of the Credit Agreement (as amended hereby) and the Guarantee and Collateral Agreement (as amended hereby) have been duly approved by all necessary corporate action of the Borrower, and no other corporate proceedings on the part of the Borrower or any Subsidiary Loan Party are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Subsidiary Loan Party. When this Amendment becomes effective in accordance with its terms, this Amendment, the Credit Agreement (as amended hereby) and the Guarantee and Collateral Agreement (as amended hereby) and the Consent each will be the legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c) Representations and Warranties. The representations and warranties of the Borrower in the Credit Agreement and in the Guarantee and Collateral Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representation and warranties were true and correct as of such date) are and will be true and correct in all material respects on and as of the date of this Amendment and the First Amendment Effective Date as though made on and as of each such date.

(d) No Conflicts. Neither the execution and delivery of this Amendment, nor the execution and delivery of the Consent, nor the consummation of the transactions contemplated hereby or thereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby), the Guarantee and Collateral Agreement (as amended hereby) or the other Loan Documents by the Borrower or any Subsidiary Loan Party will, at the time of such performance, (i) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents, (ii) violate, contravene or materially conflict with any applicable law or regulation (including, without limitation, Regulation U) or contractual obligation or agreement of the Borrower or any Subsidiary Loan Party, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (iii) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

(e) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 4. Reference to and Effect on Credit Agreement and Guarantee and Collateral Agreement.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Upon and after the effectiveness of this Amendment, each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to “the Guarantee and Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended hereby. This Amendment is a Loan Document.

(b) Except as specifically amended above, the Credit Agreement and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Secured Parties under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment or other modification of any provision of the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document. Nothing herein shall be deemed to entitle the Borrower or any other Person to a consent to, or a waiver, amendment or other modification of, any of the terms contained in any Loan Document in similar or different circumstances.

(d) The parties acknowledge and agree that (i) this Amendment, the Consent and any other document executed and delivered in connection herewith do not constitute a novation or termination of the “Credit Agreement Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the First Amendment Effective Date, (ii) such “Credit Agreement Obligations” are in all respects continuing with the terms thereof being modified only to the extent provided hereby and (iii) the Liens and security interests granted under the Loan Documents securing such “Credit Agreement Obligations” are in all such respects continuing in full force and effect and shall continue to secure such “Credit Agreement Obligations.”

SECTION 5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the party hereto has caused this Amendment to be executed by its respective officers thereunto duly authorized, as of the date first written above.

HUGHES NETWORK SYSTEMS, LLC

By:	/s/ Grant Barber
Name:	Grant Barber
Title:	Chief Financial Officer

[signatures continued on the next page]

BEAR STEARNS CORPORATE LENDING INC., as Administrative Agent and as a Lender

By:	/s/ Victor Bulzacchelli
Name:	Victor Bulzacchelli
Title:	Vice President

CONSENT

Dated as of April 6, 2007

Reference is made to the Credit Agreement, dated as of April 22, 2005, as amended and restated as of June 27, 2005 and as further amended and restated as of April 13, 2006 (as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hughes Network Systems, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto, Morgan Stanley Senior Funding, Inc., as syndication agent (“MSSF”), Bear, Stearns & Co. Inc. and MSSF, as joint lead arrangers and joint book managers, and Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity the “Administrative Agent”). Capitalized terms used and not defined herein have the meanings given in the Credit Agreement. The undersigned, as a Subsidiary Party under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents hereby consent and agree to the foregoing First Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment and (ii) each of the Guarantee and Collateral Agreement and the other Security Documents and the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said First Amendment.

HNS REAL ESTATE, LLC
HUGHES NETWORK SYSTEMS INTERNATIONAL
SERVICE COMPANY
HNS-INDIA VSAT, INC.
HNS-SHANGHAI, INC.
HNS FINANCE CORP.

By:	/s/ Dean Manson
Name:	Dean Manson
Title:	Vice President, General Counsel and Secretary